                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. _______________)

      Filed by the Registrant [X]

      Filed by a Party other than the Registrant [ ]

      Check the appropriate box:

      [ ]  Preliminary Proxy Statement      [ ]  Confidential, For Use of the
                                                 Commission Only (as permitted
      [X]  Definitive Proxy Statement            by Rule 14a-6(e)(2))

      [ ]  Definitive Additional Materials

      [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          CYTOCLONAL PHARMACEUTICS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

      [X]  No fee required.

      [ ]  Fee computed on table below per Exchange Act
           Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      (5)  Total fee paid:

--------------------------------------------------------------------------------

      [ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid:

--------------------------------------------------------------------------------

      (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

      (3)  Filing Party:

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      (4)  Date Filed:

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


                          CYTOCLONAL PHARMACEUTICS INC.
                                2110 RESEARCH ROW
                                    SUITE 621
                               DALLAS, TEXAS 75235
                                 (214) 353-2922

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD MONDAY, JUNE 4, 2001

                                   ----------
Dear Stockholder:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cytoclonal Pharmaceutics Inc., a Delaware corporation (the "Company"), will be held at 2110 Research Row, Suite 601, Dallas, Texas 75235, on Monday, June 4, 2001, 9:00 a.m., local time (the "Annual Meeting").

         At the Annual Meeting, the stockholders will be requested to act upon the following matters:

         1. To elect seven directors, each for a term of one year or until their respective successors are elected and qualified;

         2. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2001;

         3. To approve amendments to the Company's 2000 Stock Option Plan to (i) increase the number of incentive stock options and nonqualified stock options available for grant by 1,250,000, from 1,500,000 to 2,750,000 options, and the number of shares of Common Stock, $.01 par value per share (the "Common Stock") of the Company reserved for issuance thereunder by 1,250,000, from 1,500,000 to 2,750,000 shares of Common Stock; (ii) change the vesting period for options, such that one-third of the options vest on the first anniversary of the date of grant, one-third vest on the second anniversary of the date of grant and the final third vest on the third anniversary of the date of grant, rather than half of the options vesting on the first anniversary of the date of grant and the second half of the options vesting on the second anniversary of the date of grant; and (iii) permit new option holders and existing option holders to exercise their options by cashless exercise of their options or other means; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The close of business on April 16, 2001, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). The transfer books of the Company will remain open following the Record Date.

         All stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by filing written notice of such revocation with the Secretary of the Company, by submission of a duly executed proxy bearing a later date or by voting in person at the Annual Meeting of Stockholders. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to Cytoclonal Pharmaceutics Inc., 2110 Research Row, Suite 621, Dallas, Texas 75235, Attention: Daniel Shusterman, Secretary. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                                     By Order of the Board of Directors,
                                     Daniel Shusterman, Secretary

Dallas, Texas
May 1, 2001

                          CYTOCLONAL PHARMACEUTICS INC.
                                2110 RESEARCH ROW
                                    SUITE 621
                               DALLAS, TEXAS 75235
                                 (214) 353-2922

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD MONDAY, JUNE 4, 2001

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cytoclonal Pharmaceutics Inc., a Delaware corporation (the "Company"), of proxies in the enclosed form for the annual meeting of stockholders to be held at 2110 Research Row, Suite 601, Dallas, Texas 75235, on Monday, June 4, 2001, at 9:00 a.m., local time (the "Annual Meeting"), and for any adjournment or adjournments thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The persons named in the enclosed proxy form will vote the shares for which they are appointed in accordance with the directions of the stockholders appointing them. If no instructions are given, the persons named in the proxy solicited by the Board of Directors intend to vote (i) FOR the nominees for election as directors of the Company named in this Proxy Statement under the caption "Election of Directors," (ii) FOR the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2001 and (iii) FOR the amendments to the Company's 2000 Stock Option Plan as described under the caption "Amendment of the Company's 2000 Stock Option Plan." Any stockholder giving such a proxy has the power to revoke the same at any time before it is voted by (i) filing written notice of such revocation with the Secretary of the Company, (ii) submission of a duly executed proxy bearing a later date or (iii) voting in person at the Annual Meeting of Stockholders. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to Mr. Daniel Shusterman, Secretary, Cytoclonal Pharmaceutics Inc., 2110 Research Row, Suite 621, Dallas, Texas 75235. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

         The principal executive offices of the Company are located at 2110 Research Row, Suite 621, Dallas, Texas 75235. The telephone number of the Company is (214) 353-2922. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to the Company's stockholders is May 1, 2001 (the "Mailing Date").

                                VOTING SECURITIES

         Only holders of the Company's shares of common stock, par value $.01 per share (the "Common Stock"), and Series A Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock," and together with the Common Stock, the "Shares"), of record as of the close of business on the Record Date, are entitled to vote at the Annual Meeting. On the Record Date, an aggregate of 16,936,885 Shares were issued and outstanding, consisting of 16,171,173 shares of Common Stock and 765,712 shares of Preferred Stock. Each outstanding share of Common Stock and each outstanding share of Preferred Stock is entitled to one
(1) vote on all matters to be acted upon at the Meeting. A majority of the Shares entitled to vote, represented in person or by proxy, constitutes a quorum. If a quorum is present, a plurality vote of the Shares present, in person or by proxy, at the Annual Meeting and entitled to vote is required for the election of any director in Proposal 1. A majority vote of the issued and outstanding Shares entitled to vote at the Annual Meeting is required for (i) approval of Ernst & Young LLP as the Company's independent auditors in Proposal 2 and (ii) approval of the amendments to the Company's 2000 Stock Option Plan in Proposal 3. In case a quorum shall not be present at the Annual Meeting, a majority in interest of the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, shall have the power to adjourn such Annual Meeting from time to time, without notice other than announcement at the Annual Meeting until the requisite amount of Shares entitled to vote shall be present. Abstentions are considered Shares present and entitled to vote and, therefore, have the same legal effect as a vote AGAINST a matter presented at the Annual Meeting. Any Shares held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority, will be considered as Shares not entitled to vote and will therefore not be considered in the tabulation of the votes. Proxy ballots are received and tabulated by the Company's transfer agent, American Stock Transfer & Trust Co., and certified by the inspector of election.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         At the Annual Meeting, seven (7) directors will be elected by the stockholders to serve until the next annual stockholder meeting or until their successors are elected and qualified. The accompanying form of proxy will be voted FOR the election of the nominees listed below to serve as directors unless the proxy contains contrary instructions. Management has no reason to believe that the nominees will not be candidates or will be unable to serve as directors. However, in the event that the nominees should become unable or unwilling to serve as directors, the proxy will be voted FOR the election of such persons as shall be designated by the directors.

         The following table sets forth the name and age of each director-nominee and the year during which each individual initially began serving as a director of the Company:

DIRECTOR NOMINEES:

NAME                              AGE    YEAR FIRST BECAME A DIRECTOR
----                              ---    ----------------------------

Ronald L. Goode, Ph.D.            57               2001
Arthur P. Bollon, Ph.D.           58               1991
Robert J. Easton(2)               57               2000
Gary E. Frashier(2)               64               1999
Ira J. Gelb, M.D.(1)(2)           73               1994
Irwin C. Gerson(1)(2)             71               1995
Walter M. Lovenberg, Ph.D.(1)     66               1995

----------
(1) Member of the Audit Committee

(2) Member of the Compensation Committee


THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE-NAMED NOMINEES AS DIRECTORS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                             DIRECTORS AND OFFICERS


                                             YEAR BECAME
            NAME                  AGE      OFFICER/DIRECTOR                POSITION
            ----                  ---      ----------------                --------

Ronald Lane Goode, Ph.D.           57            2001          President, Chief Executive Officer
                                                               and Director

Gary E. Frashier (2)               64            1999          Non-Executive Chairman of the Board

Arthur P. Bollon, Ph.D.            58            1991          Founder and Vice Chairman of the
                                                               Board

Robert J. Easton (2)               57            2000          Director

Ira J. Gelb, M.D. (1)(2)           73            1994          Director

Irwin C. Gerson (1)(2)             71            1995          Director

Walter M. Lovenberg, Ph.D. (1)     66            1995          Director

Dorit Arad, Ph.D.                  48            1999          Executive Vice President of Drug
                                                               Design

Joan H. Gillett, CPA               51            2000          Vice President and Controller

Robert J. Rousseau, Ph.D.          61            2001          Vice President of Business
                                                               Development and Licensing

Daniel Shusterman, J.D.            37            1991          Vice President, Administration,
                                                               General Counsel and Secretary

----------

(1)      Member of Audit Committee

(2)      Member of Compensation Committee

BIOGRAPHICAL INFORMATION:

         Certain information about the officers and directors is set forth below. This information has been furnished to the Company by the individuals named.

         Ronald Lane Goode, Ph.D. was named President and Chief Executive Officer and elected to the Board of Directors on March 21, 2001. Dr. Goode is an accomplished pharmaceutical executive who has held key management positions at
G. D. Searle & Co. (Corporate Senior Vice President and President of Asia/Pacific World Area from 1995 to 1997, President of Searle International from 1991 to 1995, and Senior Vice President of Commercial Development from 1986 to 1989) and before that at Pfizer Pharmaceuticals (Vice President of Clinical Research and Scientific Affairs from 1985 to 1986 and Director of Marketing Research in 1980). He has an extensive record of success in business development, having been responsible for many of Searle's acquisitions, including DayPro(C), which became Searle's largest selling drug. Dr. Goode has supervised clinical development programs that led to the filing of over a dozen New Drug Approval applications, including Procardia XL(C) (which became Pfizer's leading product) and Ambien(C), which now dominates the sleep aid market for Searle. After his tenure at Searle, Dr. Goode was President and CEO of Unimed Pharmaceuticals, Inc. from 1997 to 1999 where he launched that company's first product. He also positioned the company for sale to Solvay Et Cie, the Belgium-based conglomerate. Most recently he formed the consulting company Pharma-Links in 1999 with the mission of being the "link" between pharmaceutical companies to help them create alliances, form joint ventures and effect various transactions. Dr. Goode received his Ph.D. in Microbiology from the University of Georgia.

         Gary E. Frashier commenced serving as a director of the Company on June 28, 1999 and was elected to Chairman in a non-executive capacity in December 2000. Mr. Frashier serves as President and Principal of Management Associates, which provides strategic consulting services to entrepreneurial companies in the life sciences field. Mr. Frashier previously served as Chairman of the Board and Chief Executive Officer of OSI Pharmaceuticals, Inc. ("OSIP"), a Nasdaq listed company, from January 1997 through September 1998, and as Chairman of the Board through September 2000. He previously served as CEO and Vice-Chairman of OSIP during 1996, and as President and CEO of OSIP from March 1990 through December 1995. From March 1987 through February 1990, Mr. Frashier served as President and CEO of Genex Corporation, which specialized in protein engineering. Previously, Mr. Frashier served as Executive Vice President of Millipore Corporation, where he was also President of Waters Associates, Inc., a leader in liquid chromatography. At Millipore, Mr. Frashier also served as President, International Operations. In 1984, Mr. Frashier organized a management buyout of Millipore's ultra high-purity and laboratory water systems business, Continental Water Systems, Inc., which was later sold to Olin Corporation. Mr. Frashier has a B.S. in chemical engineering from Texas Technological University, where he was honored in 1985 as a Distinguished Engineer of the University. In 1970, he received his M.S. degree in Management from the Massachusetts Institute of Technology, where he was selected as a Sloan Fellow in Management. He was also selected as the "Long Island Businessman of the Year" in 1993 by the Wharton Club. He is a registered Professional Engineer in chemical engineering, a member of the society of Sloan Fellows (MIT) and a former member of the Young President's Organization. Mr. Frashier serves on the Boards of several private and public biopharmaceutical firms, including Maxim Pharmaceuticals, Inc., which is a Nasdaq listed public company.

         Arthur P. Bollon, Ph.D., founder of the Company, currently serves as Vice Chairman in a non-executive capacity. Prior thereto he had served as Chairman of the Board of Directors, President and Chief Executive Officer from the Company's inception in 1991 and until March 1995, as Treasurer. Dr. Bollon received his Ph.D. from the Institute of Microbiology at Rutgers University and was a Post Doctoral Fellow at Yale University. Dr. Bollon has served as a consultant to a number of major companies, including Merck & Co., Inc., Sharp & Dohme and Diamond, Shamrock, and has served on the Board of Directors and Advisory Boards of several biotechnology companies, including Viragen, Inc., Wadley Biosciences Corp. and American Bio-netics, Inc. From 1987 to 1991, Dr. Bollon served as President and Chief Executive Officer of the Wadley/Phillips Partnership. Prior to that time, he was Director of Genetic Engineering and Chairman of the Department of Molecular Genetics at the Wadley Institutes of Molecular Medicine. In his capacities at the Wadley/Phillips Partnership and Wadley Institutes, Dr. Bollon played a leading role in bringing the technology that forms the basis of the Company from conception to reality.

         Robert J. Easton, was elected to the Board of Directors in December 2000. Mr. Easton recently founded a health care consulting practice named Easton Associates LLC. Prior to this latest venture, he spent 18 years as a management consultant, most recently as Managing Director with IBM Healthcare Consulting ("IBM"). Prior to IBM, Mr. Easton served as President of the Wilkerson Group, also a health care consulting concern. Mr. Easton has executed proprietary studies in a wide variety of medical products and service fields. His areas of expertise include pharmaceuticals, biotechnology and in vitro diagnostics. Mr. Easton is a frequent speaker for medical industry and investment groups in the U.S. and Europe. He is a Director of CollaGenex Pharmaceuticals, Inc., a Nasdaq listed company, and two private companies, the former President of the Biomedical Marketing Association, and Special Limited Partner of Advanced Technology Ventures. Mr. Easton received an M.B.A. from Harvard Graduate School of Business Administration and undergraduate degrees in Chemical Engineering from Rice University.

         Ira J. Gelb, M.D. has been a director of the Company since April 1994. Dr. Gelb received his M.D. from New York University School of Medicine in 1951. After finishing his training in cardiology at the Mount Sinai Hospital in New York City in 1957, Dr. Gelb continued his association with that institution until his retirement in 1992. During this period, he was appointed Attending Cardiologist and Associate Clinical Professor at the Mount Sinai School of Medicine. Other appointments included Adjunct Associate Clinical Professor of Cardiology at Cornell Medical School, Adjunct Clinical Professor of Cardiology at New York Medical College, Cardiology Consultant at Lawrence Hospital, Bronxville, N.Y. and United Hospital, Portchester, N.Y. Dr. Gelb is a former President of the American Heart Association, Westchester-Putnam Chapter, and was a Senior Assistant Editor with the American Journal of Cardiology from 1968 to 1983, when he became a founding editor of the Journal of the American College of Cardiology ("JACC"). Dr. Gelb continued as a Senior Assistant Editor of JACC until his retirement in 1992. Since that time, he has served on the boards of various pharmaceutical companies. Since 1992, Dr. Gelb has been an Honorary Lecturer at The Mount Sinai School of Medicine. Dr. Gelb has also served as the Clinical Coordinator of Biomedical Programs and Professor of Chemistry & Biochemistry at Florida Atlantic University ("FAU") since 1998, an Adjunct Professor and a member of FAU's Foundation Board since October 1996 and FAU's Steering Committee since 1997. Dr. Gelb has served as a member of the Board of Directors of the American Heart Association, Boca Raton Division, since December 1996 and was appointed President in June 1999. In 1998, Boca Raton Community Hospital added Dr. Gelb as a member to its Foundation Board. In November 1998, Dr Gelb was appointed Voluntary Professor of Medicine at the University of Miami School of Medicine. At present he is Director of Clinical Programs and Clinical Professor, Biomedical Science, Charles E. Schmidt College of Science, Florida Atlantic University and in 1999 was appointed to the advisory board of Cleveland Clinic, Florida.

         Irwin C. Gerson has been a director of the Company since March 1995. From 1995 until December 1998, Mr. Gerson served as Chairman of Lowe McAdams Healthcare and prior thereto had been, since 1986, Chairman and Chief Executive Officer of William Douglas McAdams, Inc., one of the largest advertising agencies in the U.S. specializing in pharmaceutical marketing and communications to healthcare professionals. In February 2000, he was inducted into the Medical Advertising Hall of Fame. Mr. Gerson has a B.S. in Pharmacy from Fordham University and an MBA from the NYU Graduate School of Business Administration. He is a director of Andrx Corporation, a Nasdaq listed public company, and Bio Sample Inc., a privately held corporation. In 1992, Mr. Gerson received an honorary Doctor of Humane Letters from the Albany College of Pharmacy. Mr. Gerson served as a Trustee of Long Island University, Chairman of The Council of Overseers -- Arnold and Marie Schwartz College of Pharmacy, member of the Board of Trustees of the Albany College of Pharmacy and, from 1967 through 1974, was a lecturer on sales management and pharmaceutical marketing at the Columbia College of Pharmacy. He is currently a director of the Lifetime Learning Society of Florida Atlantic University. Mr. Gerson also has served as a Member of the Board of Governors, American Association of Advertising Agencies, a Director and Chairman of Business Publications Audit, a Director of the Connecticut Grand Opera, and a Director of the Stamford Chamber Orchestra. Mr. Gerson previously served as a director of the foundation of Pharmacists and Corporate Americans for AIDS Education, the Pharmaceutical Advertising Council, the Nutrition Research Foundation and as a Trustee of the Chemotherapy Foundation. He was also on the boards of Penn Dixie Industries and Continental Steel Corporation.

         Walter M. Lovenberg, Ph.D. has been a director of the Company since August 1995. From 1989 to 1993, Dr. Lovenberg served as Executive Vice President and member of the Board of Directors of Marion Merrell Dow Inc. Dr. Lovenberg also served as the President of the Marion Merrell Dow Research Institute from 1989 to 1993 and Vice President from 1986 through 1989. Prior to joining Marion Merrell Dow in 1958, Dr. Lovenberg was a Senior Scientist and Chief of Biochemical Pharmacology at the National Institutes of Health. Dr. Lovenberg has served as President of Lovenberg Associates, Inc. since 1993. From 1997 to 2000, Dr. Lovenberg served as Chief Executive Officer of Helicon Therapeutics Inc., a private company, and since 1992 and 1995, Dr. Lovenberg has served as a director of Xenometrix, Inc. and Chairman of the Board of Inflazyme Pharmaceutics, Ltd. (which is traded on the Toronto Exchange), respectively. Also, since 1994, Dr. Lovenberg has served as a director of OSI Pharmaceuticals, Inc., a Nasdaq listed public company. Dr. Lovenberg serves on the Scientific Advisory Board of Guilford Pharmaceuticals, Inc., a Nasdaq listed company. Dr. Lovenberg is also a director of several private biotechnology companies. Dr. Lovenberg received a Ph.D. in Biochemistry from George Washington University in 1962, and prior to that, a B.S. in Biochemistry and an M.S. in Agriculture from Rutgers University. Dr. Lovenberg, who serves as Executive Editor of Analytical Biochemistry and Editor (USA) of Neurochemistry International, is a consulting editor to several other scientific journals. Dr. Lovenberg has been the recipient of many awards, including a Fulbright-Hays Senior Scholar Award and a Public Health Service Superior Service Award. Dr. Lovenberg is a member of the American College of

Neuropsychopharmacology, the American Society of Neurochemistry and the American Society of Biochemistry and Molecular Biology.

         Dorit Arad, Ph.D. joined us as Vice President of Drug Design in January 1999 and was named Executive Vice President of Drug Design in September 1999. From 1996 until 1998, Dr. Arad served as Scientific Director at Saturi Medical Research LTD. From 1991 until 1993, Dr. Arad served as a consultant to Teva-Israel Pharmaceutical Industries. In addition, Dr. Arad has served as an instructor and lecturer at Technion in Haifa, Israel and as a lecturer at the Tel-Aviv University. Dr. Arad is the co-author of a number of scientific articles and papers. Dr. Arad received her B.Sc., M.Sc. and D.Sc. Degrees in Chemistry from Technion, Haifa, Israel.

         Joan H. Gillett, CPA, joined us in October 2000 as Vice President, Controller and Principal Accounting Officer. From 1997 to August 2000, Ms. Gillett served as the Chief Financial Officer for International Isotopes Inc., a publicly held radiopharmaceutial development and manufacturing company, where she was responsible for all accounting, financial reporting, and investment activities. From 1986 to 1996, she held various positions for Life Savings Bank in Austin, Texas. Those positions included Director, Chief Financial Officer and President.

         Robert J. Rousseau, Ph.D., joined the Company in March 2001 as Vice President of Business Development and Licensing. Dr. Rousseau served as Director of New Technologies Licensing at Hoechst Marion Roussel, Inc. and has an MBA from Rockhurst University and a Ph.D. in Chemistry from the University of Utah. He founded Rondeau Medical Associates Inc., a consulting company involved in new technology identification, development of an extensive contact network and establishment of licensing agreements for numerous biotechnology and pharmaceutical companies. Prior to Rondeau, he managed the gene transcription modulator-out licensing program for OSI Pharmaceuticals, Inc., resulting in licensing agreements with Merck, Sharp & Dohme, Pharmacia and Upjohn, Johnson & Johnson, American Home Products and Aurora Biosciences. Prior to OSI, he spent 12 years as Director of New Technologies Licensing at Hoechst Marion Roussel, Inc. where he was responsible for closing agreements with Immulogic, TransKaryotic Technologies (TKT), Albany Molecular Research and Development, Scios Nova, Gensia, Affymax, Oncogene Sciences and Alliance Pharmaceuticals. Dr. Rousseau's previous positions included both Director of Operations and Director of Marketing at Analytical Systems, Division of Marion Laboratories; Director of Clinical Chemistry Research/Director of West Coast Operations, Hyland Division of Baxter Travenol; Technical Liaison Officer, Curtis Nuclear Corporation; and Head of BioOrganic Chemistry, ICN Nucleic Acid Research Institute. Dr. Rousseau is the holder of seven patents, the author of more than 33 scientific publications and the recipient of two Presidential Awards and three Special Achievements Awards from Marion Laboratories.

         Daniel M. Shusterman, J.D., M.S. was named our Vice President, Administration and General Counsel in October 2000. Prior to that he was named Vice President of Operations in 1994 and Treasurer and Chief Financial Officer in March 1995, after having served as our Director of Operations since he joined us in 1991. Mr. Shusterman received his M.S. degree with an emphasis on biotechnology from the University of Texas in 1988. He was Director of Operations at Wadley/Phillips Partnership for three years prior to joining us. Mr. Shusterman is a registered Patent Agent and received his J.D. from Texas Wesleyan University School of Law in 1993 and has been a member of the Texas bar since 1994.

MEETINGS OF THE BOARD:

         During the fiscal year ended December 31, 2000, there were ten (10) meetings of the Board of Directors, and eleven (11) actions by unanimous consent. The Board of Directors has an Audit Committee and Compensation Committee. During the fiscal year ended December 31, 2000, there were three (3) formal meetings of the Audit Committee and three (3) formal meetings of the Compensation Committee. Each director of the Company attended all Board meetings and committee meetings of which he was a member at such time during the fiscal year ended December 31, 2000.

COMMITTEES OF THE BOARD OF DIRECTORS:

         The Audit Committee serves at the pleasure of the Board of Directors, and is authorized to review proposals of the Company's auditors regarding annual audits, recommend the engagement or discharge of the auditors, review recommendations of such auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, to review the scope of the annual audit, to approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors, and to review and discuss the audited financial statements with the auditors. Its members are Ira J. Gelb, M.D., Irwin C. Gerson and Walter Lovenberg, Ph.D. The Board of Directors adopted a written charter for the Audit Committee on June 4, 2000, a copy of which is attached hereto as Appendix A.

         The Compensation Committee serves at the pleasure of the Board of Directors, and is authorized to establish salaries, incentives and other forms of compensation for officers, directors and certain key employees and consultants, administer the Company's various incentive compensation and benefit plans, including the Company's 1992 Stock Option Plan, 1996 Stock Option Plan and 2000 Stock Option Plan and recommend policies relating to such plans. Its members are Gary E. Frashier, Robert J. Easton, Irwin C. Gerson and Ira J. Gelb, M.D.

         The Company does not have a formal Stock Option Committee, Nominating Committee or Executive Committee of the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE:

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in beneficial ownership of common stock and other equity securities of the Company. Such officers, directors and greater than 10% beneficial owners are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

         Based solely upon the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that Company's officers, directors and greater than 10% beneficial owners have complied with all applicable filing requirements, except that Joan
H. Gillett, Vice President and Controller, was late in filing her Form 3 in the fiscal year ended December 31, 2000.


                             EXECUTIVE COMPENSATION

         The following summary compensation table sets forth the aggregate compensation paid by the Company to its Chief Executive Officer and to the Company's most highly compensated officers whose annual compensation exceeded $100,000 for the fiscal year ended December 31, 2000 (each, a "Named Officer") for services during the fiscal years ended December 31, 2000, 1999 and 1998:

                           SUMMARY COMPENSATION TABLE

                                                                                                               Long-Term
                                                                                                             Compensation
                                                                                                             ------------
                                                                   Annual Compensation                          Awards
                                                 --------------------------------------------------------    ------------

                                                                                                              Securities
                                                                                                              Underlying
               Name and                                                                Other Compensation        Stock
          Principal Position                     Year       Salary($)     Bonus($)           ($)(1)            Options #
          ------------------                     ----       ---------     --------     ------------------    -----------

Arthur P. Bollon, Ph.D.                          2000        $220,769           --           $6,000             75,000
-Formerly Chief Executive Officer and            1999        $205,988           --           $6,000             25,000
President, currently Vice Chairman               1998        $186,230           --           $6,000            100,000

Dorit Arad, Ph.D.                                2000        $130,384          --            $1,615             15,000
-Executive Vice President of Drug                1999        $101,923          -               -               125,000
Design                                           1998           -              -               -                  -

Daniel M. Shusterman, J.D.                       2000        $110,038          -             $6,000             10,000
-Vice President, Administration and              1999        $ 90,865          -             $6,000             15,000
General Counsel                                  1998        $ 87,533          -             $1,615             25,000

----------
(1) Consisting of car allowances.

         During the fiscal year ended December 31, 2000, deliberations concerning officer compensation were made by the Company's Compensation Committee.

OPTION GRANTS IN FISCAL 2000:

         The following table sets forth certain information with respect to options granted to the Named Officers during the year ended December 31, 2000:

                                                        OPTION/SAR GRANTS IN FISCAL YEAR 2000

                                                                  Individual Grants
                                     ----------------------------------------------------------------------------

                                      Number of          Percent of Total
                                      Securities           Options/SARs
                                      Underlying           Granted to           Exercise or
                                     Options/SARs          Employees in             Base
    Name                              Granted(#)           Fiscal Year(1)       Price($/Sh)       Expiration Date
    ----                             ------------        ----------------       -----------       ---------------

Arthur P. Bollon, Ph.D.,                75,000                30.4%                7.438         January 14, 2010
-Formerly Chief Executive
Officer and President,
Currently Vice Chairman

Dorit Arad, Ph.D                        15,000                 6.1%                7.438         January 14, 2010
-Executive Vice President
of Drug Design

Daniel M. Shusterman, J.D.              10,000                 4.0%                7.438         January 14, 2010
-Vice President,
Administration and General
Counsel

----------

(1) Excludes grants to non-employee directors and consultants.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                    Number of Securities            Value of
                                                                         Underlying              Unexercised In-
                                                                         Unexercised                the-Money
                                                                       Options/SARs at           Options/SARs at
                                   Shares                                 FY-End(#)                 FY-End(#)
                                 Acquired on       Value                Exercisable/              Exercisable/
          Name                   Exercise(#)     Realized($)            Unexercisable           Unexercisable(1)
          ----                  ------------     -----------        --------------------      -------------------

Arthur P. Bollon, Ph.D.                0              0               540,000/105,000         $3,982,500/$774,375
Dorit Arad, Ph.D.                      0              0                 75,000/15,000           $553,125/$479,375
Daniel M. Shusterman, J.D.             0              0                 84,000/26,000           $619,500/$191,750

(1) Based on the fair market value of the Company's Common Stock on December 31, 2000, as quoted on the Nasdaq National Market.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         Generally, under the Securities Exchange Act of 1934, a person is deemed to "beneficially own" securities which that person has the right to acquire within 60 days. The following table sets forth certain information regarding the beneficial ownership of our capital stock as of March 27, 2001, by each person deemed to be the beneficial owner of more than 5% of any class of our capital stock, each of our directors, each Named Officer and all directors and officers as a group. Except as otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares shown below.

                                                    Common Stock                              Series A Preferred Stock
                                        ------------------------------------   ---------------------------------------------------

                                        Amount and Nature                      Amount and Nature                  Percent of all
        Name and Address                  of Beneficial     Percent of Class    of Beneficial       Percent of   Voting Securities
     of Beneficial Owner(1)                Ownership(2)             (2)          Ownership(3)        Class(3)           (4)
     ----------------------             -----------------   ----------------   -----------------    ----------   -----------------

Roan/Meyers Associates, L.P.(5) .....        1,590,549            9.7%                29,282           3.7%            9.5%

Bruce Meyers(6) .....................        1,509,020            9.3%                29,282           3.7%            9.0%

Arthur P. Bollon, Ph.D.(7) ..........          769,900            4.6%                    --            --             4.3%

Dorit Arad, Ph.D.(8) ................          122,500              0                     --            --               0

Robert J. Easton(9) .................           25,000              *                     --            --               *

Gary E. Frashier(10) ................           98,500              *                     --            --               *

Ira J. Gelb, M.D.(11) ...............          162,500              1%                    --            --               *

Irwin C. Gerson(12) .................          158,500              1%                    --            --               *

Ronald L. Goode, Ph.D.(13)  .........          200,000            1.2%                    --            --             1.1%

Walter M. Lovenberg, Ph.D.(14) ......          161,000              1%                    --            --               *

Daniel M. Shusterman, J.D.(15) ......           94,000              *                     --            --               *

Directors and officers as a group            1,792,900             10%                    --            --             9.6%
(11 persons)(16) ....................

----------
 * Less than 1%

Except as otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares shown below.

(1) Except as otherwise indicated, the address of each beneficial owner is c/o the Company, 2110 Research Row, Suite 621, Dallas, Texas 75235.

(2) Calculated on the basis of 16,150,773 shares of Common Stock outstanding except that shares of Common Stock underlying options or warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holder of such options or warrants. This calculation excludes shares of Common Stock issuable upon the conversion of Series A Preferred Stock.

(3) Calculated on the basis of 786,112 shares of Series A Preferred Stock outstanding.

(4) Calculated on the basis of an aggregate of 16,150,773 shares of Common Stock and 786,112 shares of Series A Preferred Stock outstanding except that shares of Common Stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating beneficial ownership of securities of the holder of such options or warrants. This calculation excludes shares of Common Stock issuable upon the conversion of Series A Preferred Stock.

(5) The address for Roan/Meyers Associates, L.P. ("RMA") (formerly, Janssen-Meyers Associates, L.P.) is 17 State Street, New York, New York 10004. Mr. Bruce Meyers is a 100% stockholder and the sole officer and director of the corporate general partner of RMA. Includes (i) 81,529 shares of Common Stock issuable upon the exercise of a Unit Purchase Option and underlying Class E Warrants granted to RMA for placement agent services in connection with the Company's April 1998 private placement (the "April 1998 Private Placement") and (ii) the aggregate amount of shares of Common Stock and Series A Preferred Stock beneficially owned by Mr. Meyers. See (6) below.

(6) Mr. Meyers' address is c/o RMA referenced in note (5) above. Consists of (i) 1,444,470 shares of Common Stock , (ii) 33,987 shares of Common Stock issuable upon the exercise of a currently exercisable Unit Purchase Option and underlying Class E Warrants granted to RMA for placement agent services in connection with the April 1998 Private Placement, (ii) 1,510 shares of Common Stock issuable upon the exercise of 377.5 Unit Purchase Options and underlying C and D Warrants originally granted to RMA for underwriting services in connection with the IPO, (iii) 30,563 shares of Common Stock issuable upon the exercise of currently exercisable Class E Warrants, (iv) 35,800 shares of Common Stock held by The Meyers Foundation of which Mr. Meyers has voting control. Does not include 29,282 shares of Common Stock issuable upon the conversion of 29,282 shares of Series A Preferred Stock. See note
         (5) above.

(7) Ownership consists of 167,400 shares of Common Stock and options to purchase 602,500 shares of Common Stock which are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 67,500 shares of Common Stock not exercisable within 60 days of the date hereof.

(8) Ownership consists of 25,000 shares of Common Stock and options to purchase 97,500 shares of Common Stock currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 42,500 shares of Common Stock not exercisable within 60 days of the date hereof.

(9) Ownership consists of options to purchase 25,000 shares of Common Stock currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 50,000 shares of Common Stock not exercisable within 60 days of the date hereof.

(10) Ownership consists of options to purchase 98,500 shares of Common Stock currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 121,500 shares of Common Stock not exercisable within 60 days of the date hereof.

(11) Ownership consists of options to purchase 162,500 shares of Common Stock which are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 16,500 shares of Common Stock not exercisable within 60 days of the date hereof.

(12) Ownership consists of options to purchase 158,500 shares of Common Stock which are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 16,500 shares of Common Stock not exercisable within 60 days of the date hereof.

(13) Ownership consists of options to purchase 200,000 shares of Common Stock which are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 200,000 shares of Common Stock which are not currently exercisable within 60 days of the date hereof.

(14) Ownership consists of 2,500 shares of Common Stock and options to purchase 158,500 shares of Common Stock currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 16,500 shares of Common Stock not exercisable within 60 days of the date hereof.

(15) Ownership consists of 5,000 shares of Common Stock and options to purchase 89,000 shares of Common Stock currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 16,000 shares of Common Stock not exercisable within 60 days of the date hereof.

(16) Ownership consists of 200,900 shares of Common Stock and options to purchase an aggregate of 1,592,000 shares of Common Stock which are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 923,000 shares of Common Stock not exercisable within 60 days of the date hereof.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS:

         Ronald Lane Goode, Ph.D. entered into an employment agreement with the Company on March 21, 2001, whereby Dr. Goode agreed to serve as the Company's President and Chief Executive Officer until March 20, 2004. The employment agreement provided for the payment to Dr. Goode of a base salary of $350,000 per year with an annual bonus payment of up to 60% of Dr. Goode's base salary, as determined by the Board's discretion. The employment agreement provides that in the event Dr. Goode's employment is terminated by the Company without cause (as such term is defined in the employment agreement), then Dr. Goode shall receive severance payments of equal monthly installments at the base rate until either
(i) the expiration of 24 months following the termination date, if such date is prior to March 21, 2003, or (ii) the expiration of 18 months following the termination date, if such date is after March 20, 2003. Such payments shall also become payable to Dr. Goode if a change of control of the Company occurs or if the Company breaches the employment agreement. In addition, the Company granted to Dr. Goode an option to purchase up to 400,000 shares of the Company's common stock at an exercise price of $3.25 per share. Under the employment agreement, Dr. Goode will also receive a car allowance at a rate to be determined.

         Arthur P. Bollon, Ph.D. is employed by us under an employment agreement extended through November 6, 2003. The employment agreement provides for the payment to Dr. Bollon of a base salary of $250,000 per year. In addition, in the event Dr. Bollon is terminated without just cause or due to a disability, the employment agreement provides that Dr. Bollon shall receive severance payments of equal monthly installments at the base rate until the expiration of the term.

         Since 1999, Dr. Dorit Arad has been employed by the Company as Vice President for Drug Design pursuant to an employment agreement dated December 31, 1998, for an initial term of three years. Pursuant to the agreement,

Dr. Arad received a grant of options to purchase 75,000 shares of Common Stock. The agreement also provides that Dr. Arad receives up to $5,000 per month for computer laboratory, office and personal expenses incurred on the Company's behalf in Israel. In December 1999, Dr. Arad was promoted to Executive Vice President of Drug Design. Pursuant to such promotion, Dr. Arad received a salary increase to $125,000 per year and a grant of options to purchase 50,000 shares of Common Stock. In September 2000, Dr. Arad's compensation was increased to $145,000 per year and she received a $500 a month car allowance.

         Mr. Shusterman has been employed by the Company since 1991. Pursuant to an employment agreement, Mr. Shusterman was named Vice President of Operations and Chief Financial Officer effective November 1995, for an initial term of three years at a yearly salary of $75,000. In September 1998, the employment agreement was extended for an additional three years and he received a salary increase to $90,000 per year and a $500 per month car allowance. In September 2000, his compensation was increased to $145,000 per year. In October 2000 Mr. Shusterman was named Vice President, Administration and General Counsel.

         Each of the Company's officers and the Company's principal scientists have entered into confidentiality and patent assignment agreements with the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION:

         The Compensation Committee consists of Gary E. Frashier, Robert J. Easton, Ira J. Gelb, M.D. and Irwin C. Gerson. No member of the Compensation Committee is a current or former officer or employee of the Company. There are no compensation committee interlocks between the Company and any other entities involving any of the officers or directors of such other entities.

INSURANCE FOR INDEMNIFICATION OF DIRECTORS AND OFFICERS:

         The Company has in effect, with Liberty Surplus Insurance Company, through Budget Installment Corporation, under a policy effective from September 15, 2000 to September 15, 2001, insurance covering all of its current directors and officers against certain liabilities and reimbursing the Company for obligations it incurs as a result of its indemnification of such directors and officers. The annual premium is $195,000.


COMPENSATION OF DIRECTORS:

         Each director who is not an officer or an employee of the Company (an "Outside Director") received $1,500 per month in compensation through February 2000. Commencing March 2000, each Outside Director received $500 for each conference call or committee meeting attended and $1,500 for each board meeting attended. As of January 5, 2001, Directors receive fees of $1,500 per month and $1,500 per day per board meeting, $750 per committee meeting attended, $1,000 per board meeting conference call attended and $500 per committee meeting conference call attended. Directors are also reimbursed for expenses actually incurred in connection with their attendance at meetings of the Board of Directors.

         During the fiscal year ended December 31, 2000, five (5) Outside Directors received options to purchase an aggregate 195,000 shares of Common Stock. More specifically, in January 2000, Gary E. Frashier, Ira J. Gelb, Irwin
C. Gerson and Walter M. Lovenberg, all Outside Directors, each received options to purchase 25,000 Shares of Common Stock exercisable at $7.438 per share. In October 2000, Gary Frashier received additional options to purchase 20,000 shares of Common Stock excerisable at $8.563 per share. All such options vest 50% on the first anniversary of the date of grant and 50% on the second anniversary of the date of grant. In December 2000, Robert J. Easton, an Outside Director, received options to purchase 50,000 shares of Common Stock excerisable at $7.43 per share. Such options vest 20% on each of the first five anniversaries of the date of the grant. In January 2000, the Company granted Arthur P. Bollon, Vice Chairman of the Board, options to purchase 75,000 shares of Common Stock at an exercise price equal to $7.438 per share. The options to purchase 75,000 shares of Common Stock granted to

Mr. Bollon vest 50% on each of the first and second anniversaries of the date of grant. The exercise price of each share underlying all the above options is equal to the fair market value of the Common Stock on the date of grant. See "Employment Contracts and Termination of Employment and Change-In-Control Arrangements."


THE AUDIT COMMITTEE REPORT

         The Audit Committee currently consists of three members. All the members of the Audit Committee are independent (as defined in Rule 4200 (a) (15) of the National Association of Securities Dealers' listing standards). A copy of the written charter for the Audit Committee adopted by the Board of Directors on June 4, 2000 is attached hereto as Appendix A.

         The independent auditor of the Company during the fiscal year ended December 31, 2000 was Richard A. Eisner & Company, LLP. In connection with the audited financial statements contained in our 2000 Annual Report on Form 10-K, the Audit Committee:

         - reviewed and discussed the audited financial statements with management;

         - discussed with our independent auditors, the materials required to be discussed by Statement on Auditing Standards No. 61, or SAS 61;

         - reviewed the written disclosures and the letter from our independent auditors required by Independence Standards Board No. 1 and discussed with our independent auditors their independence;

         - considered whether the non-audit services provided to the Company by our independent auditors are consistent with our independent auditor's independence; and

         - based on the foregoing review and discussion, recommended to our Board of Directors that the audited financial statements be included in our 2000 Annual Report on Form 10-K.

                                         THE AUDIT COMMITTEE

                                         Ira J. Gelb M.D.
                                         Irwin C. Gerson
                                         Walter M. Lovenberg, Ph.D.

COMPENSATION COMMITTEE REPORT

         The Company strives to apply a uniform philosophy to compensation for all of its employees, including the members of its senior management. This philosophy is based on the premise that the achievements of the Company result from the combined and coordinated efforts of all employees working toward common goals and objectives.

         The goals of the Company's compensation program are to align remuneration with business objectives and performance, and to enable the Company to retain and competitively reward officers who contribute to the long-term success of the Company. The Company's compensation program for officers is based on the following principles, which are applicable to compensation decisions for all employees of the Company. The Company attempts to pay its officers competitively in order that it will be able to retain the most capable people in the industry. Information with respect to levels of compensation being paid by comparable companies is obtained from various publications and surveys.

         During the last fiscal year, the compensation of officers consisted principally of salary. Salary levels have been set based upon historical levels, amounts being paid by comparable companies and performance.

1992 Stock Option Plan

         In October 1992, the Board of Directors of the Company adopted the Cytoclonal Pharmaceutics Inc. 1992 Stock Option Plan (the "1992 Plan") which provides for the awarding of incentive stock options and nonqualified stock options for the Company's Common Stock to selected key employees, directors, consultants and advisors of the Company. The 1992 Plan authorizes the awarding of up to an aggregate of 520,000 stock options for the same number of shares of the Company's Common Stock in the aggregate. The awards under the 1992 Plan are subject to restrictions on transferability, are forfeitable in certain circumstances and are exercisable at such time or times and during such period as shall be set forth in the option agreement evidencing such option. The Company registered the shares of Common Stock issuable under the 1992 Plan with the Commission on a Registration Statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"). As of March 23, 2001, options to purchase 239,000 shares of the Company's common stock have been exercised, no shares are available for future grant and options to purchase 281,000 shares of common stock remain outstanding under the 1992 Plan. The exercise price of such options range from $1.65 to $5.00 per share.

1996 Stock Option Plan

         In April 1996, the Board of Directors adopted the 1996 Stock Option Plan (the "1996 Plan") which provided for the awarding of incentive and nonqualified stock options to selected key employees, directors, consultants and advisors to the Company to purchase 750,000 shares of the Company's Common Stock. At an adjournment of the 1998 Annual Stockholder Meeting, the Company's stockholders approved amending the 1996 Plan to increase the number of options available for grant to 1,500,000 for the same number of shares of the Company's Common Stock. The awards under the 1996 Plan are subject to restrictions on transferability, are forfeitable in certain circumstances and are exercisable at such time or times and during such period as shall be set forth in the option agreement evidencing such option. The Company registered the shares of Common Stock issuable under the 1996 Plan with the Commission on a Registration Statement on Form S-8 pursuant to the Act. As of March 23, 2001, no options were available for future grant, options to purchase 37,400 shares of Common Stock had been exercised and options to purchase 1,462,600 shares remain outstanding under the 1996 Plan. The exercise prices of such options granted range from $2.25 to $8.375 per share.

2000 Stock Option Plan

         In January 2000, the Board of Directors adopted the 2000 Stock Option Plan (the "2000 Plan") which provides for the awarding of incentive stock options and nonqualified stock options to selected key employees, directors, consultants and advisors of the Company. The 2000 Plan authorizes the awarding of up to an aggregate of 1,500,000 stock options for the same number of shares of the Company's Common Stock in the aggregate. The awards under the 2000 Plan are subject to restrictions on transferability, are forfeitable in certain circumstances and are exercisable at such time or times and during such period as shall be set forth in the option agreement evidencing such option. As of March 23, 2001, options to purchase 1,063,000 shares of the Company's Common Stock have been granted and 437,000 shares were available for future grants. The exercise prices of options granted under such plan range from $6.75 to $9.875.

         In consideration for his services as the Company's President and Chief Executive Officer for the fiscal year ended December 31, 2000, Dr. Arthur P. Bollon received compensation consisting of $220,769, a car allowance of $6,000 and incentive stock options to purchase 75,000 of the Company's common stock at an exercise price of $7.438 per share. As a founder and executive officer of the Company, Dr. Bollon's scientific expertise, managerial efforts, ingenuity and leadership are a vital factor to the Company's past and future success, including developing the Scientific Advisory Board, improving the Company's financial position, hiring key personnel and furthering the progress of the Company's technology.



                                           THE COMPENSATION COMMITTEE

                                           Gary E. Frashier
                                           Robert J. Easton
                                           Ira J. Gelb, M.D.
                                           Irwin C. Gerson

CERTAIN BUSINESS RELATIONSHIPS:


         In 2000 Roan/Meyers Associates, L.P. received $339,000 in reimburseable expenses related to the redemption of our Class C and D warrants. In addition, the Company paid solicitation fees of approximately $1,921,000, which was charged to additional paid-in-capital in connection with the redemption of the Class C and D warrants.

         In December 2000, we entered in to an agreement with Easton Associates L.L.C., a company founded by our director Robert J. Easton, for strategy and market planning services at an annual fee of $125,000.

                                PERFORMANCE GRAPH

         The graph below compares the five-year cumulative stockholder total return based upon an initial $100 investment (assuming the reinvestment of dividends) for the Company's shares of Common Stock on December 31, 1995 with the comparable return for the Nasdaq Market Index and a peer issuer index selected on an industry basis. The peer group index includes 227 biopharmaceutical companies whose common stock has been registered under Section 12 of the Securities Exchange Act of 1934 for at least the time frame set forth in the graph.

         The total stockholder returns depicted in the graph are not necessarily indicative of future performance. The Performance Graph and related disclosure shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the graph and such disclosure by reference.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                      AMONG CYTOCLONAL PHARMACEUTICS INC.,
                     NASDAQ MARKET INDEX AND SIC CODE INDEX



                               [PERFORMANCE GRAPH]



                           CUMULATIVE TOTAL RETURN OF
                   COMPANY, NASDAQ MARKET INDEX AND PEER GROUP


COMPANY/MARKET/INDEX                                   FISCAL YEAR ENDED
--------------------        -------------------------------------------------------------------------

                            12/31/95     12/31/96     12/31/97     12/31/98     12/31/99     12/31/00
                            --------     --------     --------     --------     --------     --------

Cytoclonal Pharmaceutics     100.00        50.00       161.76       161.76       176.47       173.53
Inc.

Nasdaq Market Index          100.00       124.27       152.00       214.39       378.12       237.66

Peer Group (227              100.00       123.41       179.31       254.34       228.82       302.56
biopharmaceutical
companies)

                                   PROPOSAL 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Ernst & Young LLP, effective April 23, 2001, as the Company's independent auditors for the fiscal year ending December 31, 2001, to replace Richard A. Eisner & Company, LLP ("Eisner"), the Company's prior independent auditors. The decision to change auditors was approved by the Audit Committee and the full Board of Directors. The Board of Directors has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Representatives of Eisner are not expected to attend the Annual Meeting.

         Eisner's reports on the financial statements of the Company for the fiscal years ended December 31, 2000 and 1999 (the two most recent audited fiscal years) contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2000 and 1999 (the two most recent audited fiscal years) and subsequent interim periods through April 26, 2001, there have been no disagreements between the Company and Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner, would have caused them to make a reference to the subject matter of the disagreement in Eisner's reports on the Company's financial statements for such periods. During the fiscal years ended December 31, 2000 and 1999 (the two most recent audited fiscal years) and subsequent interim periods through April 26, 2001, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         During the fiscal years ended December 31, 2000 and 1999 (the two most recent audited fiscal years) and subsequent interim periods prior to the Company's engagement of Ernst & Young LLP, the Company did not consult with Ernst & Young LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered by Ernst & Young LLP, or (ii) any other matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

AUDIT FEES

         The aggregate fees billed by Eisner for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 were $97,700.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no financial information systems design and implementation fees billed by Eisner for the year ended December 31, 2000.

OTHER FEES

         Eisner provided professional services to the Company in the fiscal year ended December 31, 2000 in connection with the Company's tax returns, a response letter to the Commission and review of other filings with the Commission, the fees for which were $32,400. After consideration of the issue, the Audit Committee determined that Eisner's provision of the foregoing services is compatible with maintaining Eisner's independence as the Company's independent auditor.

         Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.


THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" PROPOSAL 2. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                                   PROPOSAL 3

                AMENDMENT OF THE COMPANY'S 2000 STOCK OPTION PLAN


PROPOSED AMENDMENTS

INTRODUCTION

         At the Annual Meeting, the Company's stockholders will be asked to approve amendments to the 2000 Plan to (i) increase the number of shares of Common Stock reserved for issuance thereunder from 1,500,00 to 2,750,000; (ii) change the vesting period for options, such that one-third of the options vest on the first anniversary of the date of grant, one-third vest on the second anniversary of the date of grant and the final third vest on the third anniversary of the date of grant, rather than half of the options vesting on the first anniversary of the date of grant and the second half of the options vesting on the second anniversary of the date of grant; and (iii) permit new option holders and existing option holders to exercise their options by cashless exercise of their options or other means.

         The Board of Directors believes that the availability of stock incentives is an important factor in the Company's ability to not only attract and maintain key employees, directors, officers and consultants but also to give them an added incentive to exert their best efforts on behalf of the Company. The Board of Directors believes that the proposed amendments are needed to provide option grants to key persons during the next two to three years.

         The following is a summary of the amendments to the 2000 Plan, which is qualified in its entirety by reference to the text of the Cytoclonal Pharmaceutics Inc. Amended and Restated 2000 Option Plan (the "Amended and Restated 2000 Plan"). The Amended and Restated 2000 Plan is attached as Appendix B to this Proxy Statement and incorporated herein by reference.

SHARES AVAILABLE

         The 2000 Plan provides for the grant of incentive stock options ("ISOs") and nonqualified stock options ("NQSOs") in compliance with the Internal Revenue Code of 1986, as amended (the "Code") to employees (approximately 34 as of the Record Date), officers (five as of the Record Date) and directors (seven as of the Record Date) of, and consultants and advisors (approximately 18 as of the Record Date) to, the Company who are expected to contribute to the Company's future growth and success. As of the date of this Proxy Statement, of the 1,500,000 shares of Common Stock reserved for issuance upon the exercise of options under the 2000 Plan, options to purchase 1,063,000 shares of the Company's common stock have been granted.

EXERCISE OF OPTIONS

         The Committee determines when options granted under the 2000 Plan may be exercisable. Under the current 2000 Plan, an option is exercisable 50% on the first anniversary of the date of grant and the remaining 50% on the second anniversary of the date of grant. Under the proposed amendments to the 2000 Plan, an ISO would be exercisable one-third on the first anniversary of the date of grant, one-third on the second anniversary of the date of grant and the remaining one-third on the third anniversary of the date of grant.

         Under the current 2000 Plan, an option may be exercised by (i) notifying the Company in a writing which specifies the number of full shares of Common Stock to be purchased and (ii) tendering to the Company payment of the purchase price in cash or by check. Under the proposed amendments to the 2000 Plan, unless otherwise provided in the stock option agreement, the purchase price of shares purchased upon exercise of an option may be paid by cash, by certified or cashier's check, or by any other means authorized by the Committee and permitted by the Delaware General Corporation Law, including surrender of shares of the Company's Common Stock having a Market Price equal to the exercise price.

DESCRIPTION OF THE 2000 PLAN

         The 2000 Plan provides that the exercise prices of options shall be determined by the Compensation Committee at the time of grant. However, in the case of ISOs, the exercise price shall be no less than the fair market value of the Company's Common Stock on the date of grant (110% in the case of stockholders owning more than 10% of the Company's voting securities), and shall expire no later than the tenth (10th) anniversary of the date of grant (the fifth (5th) anniversary in the case of stockholders owning more than 10% of the Company's voting securities). Generally, ISOs, to the extent such options are vested, may be exercised within a period of (i) three (3) months in the event an optionee ceases to be an employee of the Company, (ii) three (3) months if the optionee dies while in the employ of the Company and (iii) one (1) year if the optionee becomes disabled within the meaning of Section 22(e)(3) of the Code. Notwithstanding, an NQSO, to the extent such options are vested, will be exercisable within a period of (i) three (3) months if the optionee dies while in the employ of the Company and (ii) one (1) year if the optionee becomes disabled within the meaning of Section 22(e)(3) of the Code. Pursuant to the 2000 Plan and in compliance with the Code, to the extent that the aggregate fair market value, determined by the date or dates of grant, for which ISOs are first exercisable by an optionee during any calendar year exceeds $100,000, such options shall be treated as NQSOs.

CERTAIN FEDERAL TAX INFORMATION

         The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to options granted pursuant to the 2000 Plan and with respect to the shares of Common Stock of the Company issuable upon the exercise thereof.

ISOs

         In general, an optionee will not recognize compensation income upon the grant or exercise of an ISO. The basis of shares transferred to an optionee pursuant to the exercise of an ISO is the price paid for such shares (i.e., the exercise price). Instead, an optionee will recognize taxable income upon the sale of Common Stock issuable upon the exercise of an ISO. Notwithstanding, the exercise of an ISO may subject the optionee to the alternative minimum tax because the difference between the exercise price and the fair market value of the stock on the date of exercise is alternative minimum taxable income.

         In general, the tax consequences of selling Common Stock issuable upon the exercise of an ISO will vary with the length of time that the optionee holds such Common Stock prior to such sale. An optionee will recognize long-term capital gain or loss equal to the difference between the sale price of the Common Stock and the exercise price if the optionee sells the Common Stock after having had owned it for at least (i) two (2) years from the date the option was granted (the "Grant Date") and (ii) one (1) year from the date the option was exercised (the "Exercise Date").

         However, an optionee will recognize compensation income in the year of the sale if the optionee sells the Common Stock issuable upon the exercise of an ISO prior to having owned it for less than (i) two (2) years from the Grant Date or (ii) one (1) year from the Exercise Date. Such a transfer is referred to as a "Disqualifying Disposition." The amount of compensation income equals the difference between the option's exercise price and the stock's fair market value at the time of exercise (i.e., the bargain purchase element). This compensation income is added to the basis of the stock for purposes of determining the gain on the sale of the ISO stock. If the ISO stock is sold in a transaction in which a loss (if sustained) would be recognized, compensation income is limited to the excess, if any, of the amount realized on the sale over the adjusted basis of the ISO stock (i.e., the exercise price, with adjustments, if any).

NQSOs

         As in the case of ISOs, an optionee will recognize no income tax upon the grant of an NQSO. Unlike an ISO, however, an optionee exercising an NQSO will recognize ordinary income equal to the excess of the fair market value of the Company's Common Stock on the Exercise Date over the exercise price.

         With respect to the Common Stock issuable upon the exercise of an NQSO, a optionee generally will have a tax basis equal to the fair market value of the stock on the Exercise Date. Upon the subsequent sale of Common Stock issuable upon the exercise of an NQSO, an optionee will recognize a capital gain or loss, assuming the stock was a capital asset in the optionee's hands, equal to the difference between the tax basis of the Common Stock and the amount realized upon disposition. If the optionee has held the stock for more than one (1) year, the gain or loss will be long-term capital gain or loss.

TAX CONSEQUENCES TO THE COMPANY

         The grant of ISOs and NQSOs under the 2000 Plan will have no tax consequences to the Company. Furthermore, in the case of ISOs, the Company will not experience any tax consequences from the exercise of ISOs granted under the 2000 Plan unless there is a Disqualifying Disposition. The Company generally will be entitled to a business-expense deduction equal to the compensation income recognized by the optionee from a Disqualifying Disposition of an ISO or from the exercise of an NQSO; provided, however, that such deduction will be subject to the limitation of Code Section 162(m).

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENTS TO THE COMPANY'S 2000 PLAN AS DESCRIBED ABOVE AND THE RESERVATION OF 1,250,000 ADDITIONAL SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                                   PROPOSAL 4

                                 OTHER BUSINESS

         The Board of Directors knows of no business which will be presented at the Annual Meeting other than as stated herein and in the Notice of Meeting attached hereto. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters as directed by the Board of Directors.

         The management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies.

                      STOCKHOLDER PROPOSALS TO BE PRESENTED
                           AT THE NEXT ANNUAL MEETING

         Stockholder Proposals. Proposals of stockholders intended to be presented at the Company's 2002 Annual Stockholder Meeting (i) must be received by the Company at its offices no later than January 31, 2002, 90 days preceding the one year anniversary of the Mailing Date, (ii) may not exceed 500 words and
(iii) must otherwise satisfy the conditions established by the Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.

         Discretionary Proposals. Stockholders intending to commence their own proxy solicitations and present proposals from the floor of the 2002 Annual Stockholder Meeting in compliance with Rule 14a-4 promulgated under the Exchange Act of 1934, as amended, must notify the Company before March 18, 2002, 45 days preceding the one year anniversary of the Mailing Date, of such intentions. After such date, the Company's proxy in connection with the 2002 Annual Stockholder Meeting may confer discretionary authority on the Board to vote.

                                     GENERAL

         The Company will bear the cost of preparing, assembling and mailing the Proxy, Proxy Statement and other material which may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees may solicit the return of proxies. The Company may reimburse persons holding stock in their names or in the names of other nominees for their expense in sending proxies and proxy material to principals. In addition, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219, the Company's transfer agent, has been engaged to mail proxies on behalf of the Company. Proxies may be solicited by mail, personal interview, telephone and telegraph.

         THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON BEING SOLICITED BY THIS PROXY STATEMENT, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO. ALL SUCH REQUESTS SHOULD BE DIRECTED TO MR. DANIEL SHUSTERMAN, SECRETARY, CYTOCLONAL PHARMACEUTICS INC., 2110 RESEARCH ROW, SUITE 621, DALLAS, TEXAS 75235.

                                       By Order of the Board of Directors


                                       Daniel Shusterman, J.D., Secretary

                                                                      APPENDIX A


                             AUDIT COMMITTEE CHARTER

The members of the Audit Committee shall be appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the Company's financial reporting process including its internal controls regarding financial reporting,
(2) the compliance by the Company with legal and regulatory requirements, (3) the independence and performance of the Company's internal and external auditors and (4) provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors.

The number of members of the Audit Committee and their independence and experience requirements shall meet the National Association of Securities Dealers, Inc. ("NASD") and Securities and Exchange Commission requirements.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls.

5. Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

6. Meet with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

7. Review major changes to the Company's accounting principles and practices taking into consideration the views of the independent auditor, internal auditors or management.

8.       Recommend to the Board the appointment of the independent auditor.

9.       Approve the fees to be paid to the independent auditor.

10. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to assure the independence of the auditor.

11. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

12. Review the appointment and replacement of the senior internal auditing executive.

13. Review the significant reports to management prepared by the internal auditing department and management's responses.

14. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

15. Obtain from the independent auditor an understanding of whether there are any indications that Section 10A of the Private Securities Litigation Reform Act of 1995 is applicable and consult counsel if necessary.

16. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities, if any, are in conformity with applicable legal requirements and the Company's Code of Conduct.

17. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

18. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include a discussion of any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

19. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

20. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

21. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

22. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

23. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce the code.

24. Annually review policies and procedures as well as internal audit results associated with directors' and officers expense accounts and perquisites.

25. Annually review director and officer related party transactions and potential conflicts of interest.

26. Perform any other activities consistent with this Charter, as the Committee or Board deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles; this is the responsibility of management and upon completion of the audit by the independent auditor, subject to their findings, they render their report on the financial statements. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct; this is the responsibility of the Board.

                                                                      APPENDIX B

                          CYTOCLONAL PHARMACEUTICS INC.

                              AMENDED AND RESTATED

                             2000 STOCK OPTION PLAN

                     (Proposed changes indicated in italics)

1. Purpose; Types of Awards: Construction

         The purpose of the Cytoclonal Pharmaceutics Inc. Amended and Restated 2000 Stock Option Plan (the "PLAN") is to provide incentives to directors, officers, employees, independent contractors, advisers and consultants of Cytoclonal Pharmaceutics Inc. (the "COMPANY") or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to increase their efforts on behalf of the Company and to promote the success of the Company's business. The Plan is intended to permit the Committee (as defined in Section 3 hereof) to issue options totaling 2,750,000 shares of the Company's common stock to directors, officers, employees, independent contractors, advisers and consultants of the Company. The Committee may grant options which shall constitute either "nonqualified stock options" ("NON-QUALIFIED STOCK OPTIONS") or "incentive stock options" ("INCENTIVE STOCK OPTIONS" or "ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").


2. Definitions

         As used in this Plan, the following words and phrases shall have the meanings indicated:

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Common Stock" shall mean shares of common stock, par value $.01 per share, of the Company.

         (c) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

         (d) "Fair Market Value" per share as of a particular date shall mean the value determined by the Committee in its discretion; provided, however, that in the event that there is a public market for the Common Stock, the fair market value is, if available, (i) the closing price of the Common Stock as of the date of grant as reported (in descending order of priority) on (A) a national securities exchange listing the Common Stock, (B) the NASDAQ Stock Market, (C) a national automated quotation system with daily trading volume in the Common Stock in excess of 10,000 shares, or (D) a regional securities exchange listing the Common Stock, or (ii) the average of the closing bid and asked prices of the Common Stock for the previous five trading days.

         (e) "Option" or "Options" shall mean a grant to an Optionee of an option or options to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan shall constitute either Nonqualified Stock Options or Incentive Stock Options, as determined by the Committee.

         (f) "Parent Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (g) "Subsidiary Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (h) "Ten Percent Stockholder" shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary Corporations.

3. Administration

         (a) The Plan shall be administered by a committee (the "COMMITTEE") established by the Board, the composition of which shall at all times consist of two (2) or more individuals who are each members of the Board. If no Committee is appointed by the Board, the functions of the Committee shall be carried out by the Board, provided, however, that if at any time the Corporation has outstanding a class of equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Corporation shall use reasonable efforts to grant, designate or amend any Options hereunder through a committee consisting solely of two or more persons, each of whom shall qualify as (i) a "Non-Employee Director", as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3 ("RULE 16b-3") promulgated under the 1934 Act, and (ii) an "outside director", within the meaning of Section 162(m) of the Code.

         (b) The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by all members of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement (as defined in Section 8) in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member shall be liable for any action or determination made in good faith.

         (c) The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the purchase price of the shares of Common Stock covered by each Option (the "OPTION PRICE"); to determine the persons to whom, and the time or times at which awards shall be granted, (such persons are referred to herein as "OPTIONEES"); to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the agreements (which need not be identical) entered into in connection with awards granted under the Plan; to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, provided, however, that if at any time the Corporation has outstanding a class of equity securities required to be registered under Section 12 of the 1934 Act, the Committee may not delegate any of its responsibilities hereunder to any person who is not both a "Non-Employee Director", as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3, and an "outside director", within the meaning of Section 162(m) of the Code. The Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees.

         (d) The Board shall fill all vacancies, however caused.

         (e) No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

4. Eligibility

         (a) Awards may be granted to directors, officers, employees, independent contractors, advisers and consultants of the Company. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

         (b) Options designated as ISOs may be granted only to officers and other employees of the Company or any "subsidiary corporation" as defined in
Section 424 of the Code. Non-Qualified Stock Options may be granted to any officer, employee, director, independent contractor, adviser, or consultant of the Company or of any Subsidiary Corporation. Non-Qualified Stock Options may be granted to an individual in connection with the hiring or engagement of the individual prior to the date that the individual first performs services for the Company or any Subsidiary Corporation.

5. Common Stock Subject to the Plan

         (a) The maximum number of shares of Common Stock reserved for the grant of Options shall be 2,750,000. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

         (b) If any outstanding award under the Plan should, for any reason expire, be canceled or be terminated, without having been exercised in full, the shares of Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

         (c) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee.

6. Incentive Stock Options

                  Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof.

         (a) Vesting. Options granted shall vest one-third on the first anniversary of the date of grant, one-third on the second anniversary of the date of grant and one-third on the third anniversary of the date of grant and the exercise prices of such options shall be determined by the Compensation Committee at the time of grant.

         (b) Value of Shares. The aggregate Fair Market Value (determined as of the date that Incentive Stock Options are granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company and any Parent or Subsidiary Corporation that become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

         (c) Ten Percent Stockholders. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

7. Nonqualified Stock Options

                  Options granted pursuant to this Section 7 are intended to constitute Non-Qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.

8. Terms and Conditions of Options

                  Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Optionee in such form as the Committee shall from time to time approve (the "OPTION AGREEMENT"), which Option Agreement shall be subject to and set forth the following terms and conditions:

         (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the option relates.

         (b) Type of Option. Each Option Agreement shall specifically state whether the Option constitutes a Non-Qualified Stock Option or an Incentive Stock Option.

         (c) Option Price. The option price or prices of shares of the Company's Common Stock for options designated as Non-Qualified Stock Options shall be as determined by the Committee, but in no event shall the option price be less than the minimum legal consideration required therefor under the laws of the State of Delaware or the laws of any jurisdiction in which the Company or its successors in interest may be organized. The option price or prices of shares of the Company's Common Stock for ISOs shall be the Fair Market Value of such Common Stock at the time the option is granted as determined by the Committee.

         (d) Method and Time of Payment. Each Option Agreement shall require that the Option Price be paid in full, at the time of exercise of an Option, in cash, by certified or cashier's check, or by any other means authorized by the Committee and permitted by the Delaware General Corporation Law, including the surrender of shares of Common Stock (whether then owned by the Grantee or issuable upon exercise of the Option) having a Fair Market Value equal to such Option Price or in a combination of cash and shares of Common Stock.

         (e) Term and Exercisability of Options. Except as otherwise provided in this Section 8 or Section 9 hereof or unless otherwise determined by the Committee and set forth in the Option Agreement, at the discretion of the Committee, options may become exercisable in such number of cumulative installments as the Committee may establish, provided, however, no option may be exercisable until at least six months and one day from the date of grant.
The Committee, however, shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. Except as specifically provided in Sections 8(f) and 8(g) hereof, all Options shall expire ten (10) years from the date of grant of such Option (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) or on such earlier date as may be prescribed by the Committee and set forth in the Option Agreement. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent; provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

         (f) Termination of Employment. Except as provided in this Section 8(f) and in Sections 8(e) and (h) hereof, each Option granted hereunder shall expire, to the extent not theretofore exercised, three (3) months after the date the Optionee ceases to be employed by the Company or any of its Parent or Subsidiary Corporations (or on such other date as may be prescribed by the Committee and set forth in any Option Agreement).

         (g) Death or Disability of Optionee. If an Optionee shall die while employed by the Company or a Parent or Subsidiary Corporation or if the Optionee's employment shall terminate by reason of Disability, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within three (3) months after the date of death or one (1) year after the date of Disability of the Optionee; provided, however, that the Committee may, in any Non-Qualified Stock Option Agreement, extend such period of exercisability. In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Optionee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such option.

         (h) Other Provisions. The Option Agreements evidencing Options under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine.

9. Effect of Certain Changes

         (a) If there is any change in the shares of Common Stock through the declaration of extraordinary dividends, stock dividends, re-capitalization, stock splits, or combinations or exchanges of such shares, or in the event of a sale of all or substantially all of the assets of the Company (an "ASSET SALE"), or the merger or consolidation of the Company with or into another corporation (a "MERGER"), or in the event of other similar transactions, the Committee shall promptly make an appropriate adjustment to the number and class of shares of Common Stock available for awards, to the number of shares covered by outstanding awards after the effective date of such transaction, and, if applicable, to the price thereof; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

         (b) In the event of the dissolution or liquidation of the Company, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off or in the event of other similar transactions, the Committee may provide that:

                  i. the Optionee of any Option shall have the right to exercise such Option; and/or


                  ii. each Option granted under the Plan shall terminate as of a date to be fixed by the Committee, and that not be less than thirty (30) days notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise (to the extent exercisable) with respect to such Option all or any part of the shares of Common Stock covered thereby.

         (c) In the event of an Asset Sale or a Merger, any award then outstanding may be assumed or an equivalent award may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If such successor corporation does not agree to assume the award or to substitute an equivalent award, the Board may, in lieu of such assumption or substitution, provide for the realization of such outstanding award in the manner set forth in subsections 9(b)(i) or 9(b)(ii) above.

         (d) In the event of a change in the Common Stock of the Company as presently constituted that is limited to a change of all of its authorized shares of Common Stock into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

         (e) Except as hereinbefore expressly provided in this Section 9, the Optionee of an award hereunder shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, Merger or spin-off of assets or stock of another company; and any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an award. The grant of an award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets or engage in any similar transactions.

10. Period During Which Options May Be Granted

                  Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

11. Nontransferability of Awards

                  The right of any Optionee to exercise any option granted to him or her shall not be assignable or transferable by such Optionee otherwise than by will or the laws of descent and distribution, or pursuant to a domestic relations order, and any such option shall be exercisable during the lifetime of such Optionee only by him; provided, however, that the Committee may permit the further transferability of Non-Qualified Stock Options on a general or specific basis and may impose conditions and limitations on any permitted transferee. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the Optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, except as provided above with respect to Non-Qualified Stock Options, trustee process or similar process, whether legal or equitable, upon such option.

12. Beneficiary

                  An Optionee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Optionee, the executor or administrator of the Optionee's estate shall be deemed to be the Optionee's beneficiary.

13. Agreement by Optionee Regarding Withholding Taxes

                  If the Committee shall so require, as a condition of exercise of an Option granted hereunder, each Optionee shall agree that no later than the date of exercise, the Optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of an Option. To the extent provided in the applicable Option Agreement, such payment may be made by the Optionee with shares of Common Stock (whether previously owned by, or issuable upon the exercise of an Option awarded to, such Optionee) having a Fair Market Value equal to the amount of such taxes. Alternatively, the Committee may provide that an Optionee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of an Option from any payment of any kind due to the Optionee.

14. Rights as a Stockholder

                  An Optionee or a transferee of an award shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9 hereof.

15. No Rights to Employment

                  Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

16. Approval of Stockholders

                  The Plan, and any grants of Options thereunder, shall be subject to approval by the holder(s) of a majority of the issued and outstanding shares of the Company's capital stock which are entitled to vote on the subject matter thereof and are present in person or represented by proxy at a duly-called meeting of the stockholders of the Company which approval must occur within one year after the date that the Plan is adopted by the Board. In the event that the stockholders of the Company do not approve the Plan at a meeting of the stockholders at which such issue is considered and voted upon, then, upon such event, this Plan and all rights hereunder or under any Option Agreement entered into in connection herewith shall immediately terminate and no Optionee (or any permitted transferee thereof) shall have any remaining rights under the Plan.

17. Amendment and Termination of the Plan

                  The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that any amendment that would materially increase the aggregate number of shares of Common Stock as to which awards may be granted under the Plan or materially increase the benefits accruing to Optionees under the Plan or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the holders of a majority of the Common Stock issued and outstanding, except that any such increase or modification that may result from adjustments authorized by Section 9 hereof shall not require such approval. Except as provided in Section 9 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, without the express written consent of the Optionee.

18. Compliance with Section 16(b)

                  In the case of Optionees who are or may be subject to Section 16 of the 1934 Act, it is the intent of the Company that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Optionees who are or may be subject to Section 16 of the 1934

19. Restrictions on Issue of Shares.

         (a) Notwithstanding the provisions of Section 8, the Company may delay the issuance of shares of Common Stock covered by the exercise of an option and the delivery of a certificate for such shares of Common Stock until the delivery or distribution of any shares of Common Stock issued under this Plan complies with all applicable laws (including without limitation, the Securities Act of 1933, as amended), and with the applicable rules of any stock exchange upon which the shares of Common Stock of the Company are listed or traded.

         (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with all applicable legal and regulatory requirements within a reasonable time, except that the Company shall be under no obligation to qualify shares of Common Stock or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares of Common Stock in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

20. Loans.

         The Company may make loans to Optionees to permit them to exercise options. If loans are made, the requirements of all applicable Federal and state laws and regulations regarding such loans must be met.

21. Modification of Outstanding Options.

         The Committee may authorize the amendment of any outstanding option with the consent of the Optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of this Plan.

22. Reservation of Stock.

         The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

23. Limitation of Rights in the Option Shares.

         Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and, if to an Optionee, to the address as appearing on the records of the Company.

24. Governing Law

                  The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

25. Effective Date and Duration of the Plan.

                  (a) This Plan shall, subject to Section 16 hereof, be effective as of June 30, 2000, the date of its adoption by the Board of Directors, and shall terminate on the later of (a) the tenth anniversary of the date so determined or (b) the last expiration of awards granted hereunder.

PROXY
                          CYTOCLONAL PHARMACEUTICS INC.

                2110 RESEARCH ROW, SUITE 621, DALLAS, TEXAS 75235

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Ronald L. Goode, Ph.D. and Daniel Shusterman, J.D. as proxies ("Proxies"), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the entitled voting stock of Cytoclonal Pharmaceutics Inc., a Delaware Company (the "Company"), held of record by the undersigned on April 16, 2001, at the Annual Meeting of Stockholders to be held at 2110 Research Row, Suite 601, Dallas, Texas 75235, on June 4, 2001, 9:00 a.m., local time or any adjournment thereof.

PROPOSAL 1. ELECTION OF DIRECTORS.

            Nominees: Arthur P. Bollon, Ph.D., Robert J. Easton, Gary E. Frashier, Ira J. Gelb, M.D., Ronald Lane Goode, Ph.D., Irwin C. Gerson and Walter M. Lovenberg, Ph.D.

            [ ] FOR all nominees                      [ ]  WITHHOLDING AUTHORITY
            (except as marked to the contrary below)  as to all nominees

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)

              Withheld for:
                           -------------------------------------------

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

            To ratify selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2001.

            [ ]    FOR           [ ]     AGAINST       [ ]     ABSTAIN

PROPOSAL 3. APPROVAL OF AMENDMENT TO THE COMPANY'S 2000 STOCK OPTION PLAN TO (I)
            INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR GRANT THEREUNDER FROM 1,500,000 TO 2,750,000, (II) CHANGE THE VESTING PERIOD FOR OPTIONS AND (III) PERMIT NEW OPTION HOLDERS AND EXISTING OPTION HOLDERS TO EXERCISE THEIR OPTIONS BY CASHLESS EXERCISE OF THEIR OPTIONS OR OTHER MEANS.

            [ ]    FOR           [ ]     AGAINST       [ ]     ABSTAIN

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 3.


                          PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.
                          WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH
                          SHOULD SIGN.

                          Dated:___________, 2001


                          Signature:
                                    --------------------------------------------

                          Print Name:
                                     -------------------------------------------

                          Signature if held jointly:
                                                    ----------------------------

         (When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a Company, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)